Supplement dated November 21, 2012

To

DAVIS NEW YORK VENTURE FUND

Prospectus dated December 1, 2011

Prospectus dated November 28, 2012

And

DAVIS SERIES, INC

Prospectuses dated April 30, 2012

The section of the prospectuses titled “Frequent Purchases and Redemptions of Fund Shares” has been supplemented as follows:

Due to the significant possibility that capital gains rates will increase after the end of the current year, Davis New York Venture Fund, Davis Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund, Davis Appreciation & Income Fund, and Davis Government Bond Fund (but not Davis Global Fund, Davis International Fund, or other Davis Funds) have waived the following market timing policy through December 31, 2012.

The Davis Funds’ Board of Directors has adopted a 30-day restriction policy with respect to the frequent purchase and redemption of fund shares. Under the 30-day restriction any shareholder redeeming shares from an equity fund will be precluded from investing in the same equity fund for 30 calendar days after the redemption transaction.

The policy will be enforced after December 31, 2012 and this temporary waiver does not affect any other market timing policies.